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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)            May 6, 2003

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)
       MARYLAND                     1-13232                 84-1259577
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(State or other jurisdiction      (Commission            (I.R.S. Employer
   of incorporation or           File Number)           Identification No.)
     organization)

                         4582 SOUTH ULSTER STREET PARKWAY
                           SUITE 1100, DENVER, CO 80237
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)

 Registrant's telephone number, including area code           (303) 757-8101

                   2000 SOUTH COLORADO BOULEVARD, TOWER TWO
                     SUITE 2-1000, DENVER, CO 80222-7900
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       (Former name or Former Address, if Changed Since Last Report)



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 ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND
         FINANCIAL CONDITION.

      The press release of Apartment Investment and Management Company ("Aimco"), dated May 6, 2003, attached hereto as Exhibit 99.1 is furnished herewith pursuant to Items 9 and 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. Aimco will hold its first quarter 2003 earnings conference call on May 7, 2003 at 2:00 p.m. eastern time. You may participate in the conference call by dialing 888-228-8198, or 706-634-5947 for international callers. The live conference call can also be accessed through the Internet at Aimco's website at www.aimco.com/about/financial/1Q2003.asp by clicking on the webcast link.

      If you are unable to join the live conference call, you may access the replay by dialing 800-642-1687, or 706-645-9291 for international callers, access code 9867892. The webcast replay link will be available at www.aimco.com/about/financial/1Q2003.asp. Both replays will be available for 30 days. Please note that the full text of the release and supplemental schedules are available through Aimco's website at www.aimco.com/about/financial/1Q2003.asp. The information contained on Aimco's website is not incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits

            The following exhibits are filed with this report:

            Exhibit Number                      Description

            99.1                          First Quarter 2003 Earnings
                                          Release dated May 6, 2003


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       Dated: May 7, 2003

                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY


                                         /s/ Paul J. McAuliffe
                                         --------------------------------------
                                         Paul J. McAuliffe
                                         Executive Vice President and Chief
                                         Financial Officer


                                         /s/ Thomas C. Novosel
                                         --------------------------------------
                                         Thomas C. Novosel
                                         Senior Vice President and Chief
                                         Accounting Officer


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                                  EXHIBIT INDEX

       EXHIBIT NO.      DESCRIPTION
       -----------      -----------

            99.1        First Quarter 2003 Earnings Release dated May 6, 2003